                                                                   EXHIBIT 10.37




                         AMENDMENT NO. 6, dated as of December 20, 1999 (this
                    "Amendment"), to the Credit Agreement dated as of January 7, 1998, as amended by Amendment No. 1 and Waiver dated as of March 16, 1998, Amendment No. 2 and Waiver dated as of May 21, 1998, Amendment No. 3 and Waiver dated as of July 16, 1998, Amendment No. 4 dated as of November 12, 1998, and Amendment No. 5 dated as of March 12, 1999 (the "Credit Agreement"), among DENNY'S, INC., a California corporation, EL POLLO LOCO, INC., a Delaware corporation, FLAGSTAR ENTERPRISES, INC., an Alabama corporation, FLAGSTAR SYSTEMS, INC., a Delaware corporation, QUINCY'S RESTAURANTS, INC., an Alabama corporation (each of the foregoing, except for FLAGSTAR ENTERPRISES, INC., QUINCY'S RESTAURANTS, INC. and, after the EPL Sale, EL POLLO LOCO, INC., for purposes of this Amendment and the Credit Agreement, individually, a "Borrower" and, collectively, the "Borrowers"), ADVANTICA RESTAURANT GROUP, INC., a Delaware corporation ("Parent"), the Lenders (as defined in Article I of the Credit Agreement) and THE CHASE MANHATTAN BANK, a New York banking corporation, as swingline lender (in such capacity, the "Swingline Lender"), as issuing bank (in such capacity, the "Issuing Bank"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     A. The Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

     B. Parent and the Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as provided herein.

     C. The Required Lenders are willing to agree to such amendments, on the terms and subject to the conditions set forth herein.

     D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement after giving effect to this Amendment.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendment. (a) Section 1.01 of the Credit Agreement is
                     ---------
hereby amended as follows:

          (i) by inserting the following definitions in the appropriate alphabetical order:

          "'EPL' shall mean El Pollo Loco, Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Parent."

          "'EPL Sale' shall have the meaning assigned to such term in Section 6.05(k)."

          (ii) by substituting for the proviso at the end of the definition of the term "Consolidated EBITDA" before the period the following proviso:

          "; provided, however, that (a) upon and after the occurrence of an EPL Sale, Consolidated EBITDA for each period that includes the date of occurrence of such EPL Sale will, solely for purposes of determining compliance with Sections 6.11, 6.12, 6.13 and 6.14, be determined on a pro forma basis, as if EPL had been sold on the first day of such period, and (b) after the occurrence of any acquisition of any person by Parent, any Borrower or any Specified Subsidiary, Consolidated EBITDA for each period that includes the date of occurrence of such acquisition will, solely for purposes of determining compliance with Sections 6.11 and 6.12, be determined on a pro forma basis, based on the actual historical results of operations of such person, as if such acquisition had occurred on the first day of such period";

          (iii) by substituting for the last sentence of the definition of the term "Consolidated Interest Expense" the following sentence:

          "Notwithstanding the foregoing, (i) upon and after the occurrence of an EPL Sale, Consolidated Interest Expense for each period that includes the date of such EPL Sale will, for all purposes in this Agreement, be determined on a pro forma basis, as if EPL had been sold on the first day of such period, and (ii) upon and after the occurrence of the deposit referenced in Section 2.09(a), Consolidated Interest Expense for each period that includes the date of such deposit will, for all purposes in this Agreement, be determined on a pro forma basis, as if the Mortgage Notes had been repaid or redeemed on the first day of such period.";

          (iv) by substituting for the last sentence of the definition of the term "Consolidated Lease Expense" the following sentence:

          "Notwithstanding the foregoing, upon and after the occurrence of an EPL Sale, Consolidated Lease Expense for each period that includes the date of occurrence of such EPL Sale will, for all purposes of this Agreement, be determined on a pro forma basis, as if EPL had been sold on the first day of such period.";

     (b) Section 2.05 of the Credit Agreement is hereby amended as follows:

          (i) by deleting the percentage "0.50%" following the text "a commitment fee (a "Commitment Fee") of" in the fourth line of Section 2.05(a) and replacing it with the percentage "1.00%"; and

          (ii) by deleting the percentage "2.75%" following the text "at a rate per annum equal to" in the eighth line of Section 2.05(c) and replacing it with the percentage "3.25%".

     (c) Section 2.06 of the Credit Agreement shall be amended as follows:

          (i) by deleting the percentage "1.75%" at the end of Section 2.06(a) and replacing it with the percentage "2.25%"; and

          (ii) by deleting the percentage "2.75%" at the end of Section 2.06(b) and replacing it with the percentage "3.25%".

     (d) Section 2.09(a) of the Credit Agreement is hereby amended as follows:

          (i) by inserting the text "(i)" after the text "New York City time, on March 31, 2000, if" in the first sentence of Section 2.09(a); and

          (ii) by inserting the text "and (ii) either (A) the Borrowers shall not have deposited, in an account with the Administrative Agent, not less than the face amount of Mortgage Notes then outstanding, which deposit shall be maintained with the Administrative Agent at all times during the period from March 31, 2000 until the redemption or repayment in full of the Mortgage Notes or (B) the aggregate principal amount of outstanding Loans and Letters of Credit exceeds $150,000,000 on or before the earlier of (x) March 31, 2000 or (y) the date the Mortgage Notes are repaid in full" after the text "by such time" in the first sentence of Section 2.09(a).

     (e) The following Sections shall be added to Article V of the Credit Agreement, following Section 5.13:

          "SECTION 5.14. Denny's Realty. Following any redemption or repayment
                         --------------
     of the Mortgage Notes (other than pursuant to the consummation of the Real Estate Refinancing), (i) Denny's Realty, Inc. ("Denny's Realty"), a Delaware corporation, and its subsidiaries, shall execute a Subsidiary Guarantee Agreement, Indemnity, Subrogation and Contribution Agreement and each applicable Security Document in favor of the Collateral Agent, (ii) all outstanding capital stock of each of Denny's Realty and its subsidiaries shall be pledged pursuant to the Pledge Agreement, (iii) Denny's Realty and its subsidiaries shall not create, incur, assume or permit to exist any Indebtedness or other liabilities except (A) under the Subsidiary Guarantee Agreement and (B) liabilities (other than Indebtedness) incurred in the ordinary course of business, and (iv) Denny's Realty and its subsidiaries shall not engage in any business other than the ownership of real property and improvements thereto and the leasing of such properties to Denny's, Inc."

     (f) Section 6.05 of the Credit Agreement is hereby amended as follows:

          (i) by deleting the word "and" set forth at the end of Section 6.05(i); and

          (ii) by inserting the word "and" immediately before the period at the end of Section 6.05(j) and adding the following new paragraph before such period:

          "(k) TWS 800 Corp. may sell all the capital stock of EPL (the "EPL Sale"), provided that (i) at the time of the EPL Sale, and immediately
                  --------
          after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (ii) the EPL Sale is consummated in accordance with the terms of the Stock Purchase Agreement dated as of November 9, 1999 (the "EPL Stock Purchase Agreement"), by and among Parent, Denny's Holdings, Inc., TWS 800 Corp., EPL and EPL Holdings, Inc. (without giving effect to any amendments, waivers, supplements or other modifications thereto that are adverse to the Lenders) and applicable law and regulations and otherwise on terms reasonably satisfactory to the Administrative Agent, and (iii) TWS 800 Corp. shall have received gross cash proceeds in the aggregate of not less than $128,300,000 (subject to adjustment as provided in the EPL Stock Purchase Agreement) from the EPL Sale;".

     (g) Section 6.08(a)(i) of the Credit Agreement is hereby amended by substituting the following new Section 6.08(a)(i) for the existing Section 6.08(a)(i):

          "(i) the Mortgage Notes may be prepaid, redeemed, repurchased, acquired or retired at any time or from time to time,".

          SECTION 2. Amendment Fee. In consideration of the agreements of the
                     -------------
Required Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment on or prior to December 20, 1999, an amendment fee (the "Amendment Fee") in an amount equal to 0.125% of such Lender's Commitment as of such date; provided that the Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 5 below.

          SECTION 3. Representations and Warranties. Parent and the Borrowers
                     ------------------------------
represent and warrant to the Administrative Agent and to each of the Lenders that:

     (a) This Amendment has been duly authorized, executed and delivered by Parent and each of the Borrowers and constitutes their legal, valid and binding obligations, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) The execution, delivery and performance by Parent and each necessary Loan Party of the EPL Stock Purchase Agreement, and the completion of the EPL Sale,

(a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Parent, any Borrower or any other Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which Parent, any Borrower or any other Subsidiary is a party or by which any of them or any of their property is or may be bound or (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument.

     (d) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

          SECTION 4. Releases. Upon the consummation of the EPL Sale in
                     --------
accordance with the terms of the Credit Agreement, (a) EPL and its subsidiaries will have no further Obligations under the Credit Agreement or the other Loan Documents, and (b) all Liens on the capital stock and assets of EPL and its subsidiaries under the Credit Agreement and the other Loan Documents will be released.

          SECTION 5. Conditions to Effectiveness. This Amendment shall become
                     ---------------------------
effective as of the date first above written when the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of Parent, each of the Borrowers and the Required Lenders and (b) the Amendment Fee.

          SECTION 6. Credit Agreement. Except as specifically amended hereby,
                     ----------------
the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

          SECTION 7. Loan Document. This Amendment shall be a Loan Document for
                     -------------
all purposes.

          SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                     --------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 9. Counterparts. This Amendment may be executed in two or more
                     ------------
counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 10. Expenses. Parent and the Borrowers agree to reimburse the
                      --------
Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                   ADVANTICA RESTAURANT GROUP, INC.,

                                         by
                                                  /s/ Kenneth E. Jones
                                            ---------------------------------
                                            Name: Kenneth E. Jones
                                            Title: Vice President and Treasurer

                                   DENNY'S, INC.,

                                         by
                                                  /s/ Kenneth E. Jones
                                            ---------------------------------
                                            Name: Kenneth E. Jones
                                            Title: Vice President and Treasurer

                                   EL POLLO LOCO, INC.,

                                         by
                                                  /s/ Kenneth E. Jones
                                            ---------------------------------
                                            Name: Kenneth E. Jones
                                            Title: Vice President and Treasurer

                                   FLAGSTAR SYSTEMS, INC.,

                                         by
                                                  /s/ Kenneth E. Jones
                                            ---------------------------------
                                            Name: Kenneth E. Jones
                                            Title: Vice President and Treasurer

                                   THE CHASE MANHATTAN BANK, by Chase
                                   Securities Inc., as agent,

                                         by
                                            ---------------------------------
                                            Name:
                                            Title:

                                   THE CHASE MANHATTAN BANK, by Chase
                                   Securities Inc., as agent,

                                         by
                                            ---------------------------------
                                            Name:
                                            Title:

                                   THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank,

                                         by
                                                  /s/ Barry K. Bergman
                                            ---------------------------------
                                            Name: Barry K. Bergman
                                            Title: Vice President

                                   BHF-BANK AKTIENGESELLSCHAFT

                                         by
                                            ---------------------------------
                                            Name:
                                            Title:

                                   GREEN TREE FINANCIAL SERVICING
                                   CORPORATION,

                                         by
                                            ---------------------------------
                                            Name:
                                            Title:

                                   JACKSON NATIONAL LIFE INSURANCE
                                   COMPANY, as Assignee, by PPM Finance, Inc., its attorney in fact,

                                         by
                                            ---------------------------------
                                            Name:
                                            Title:

                                   KZH CRESCENT  LLC,

                                         by
                                            ---------------------------------
                                            Name:
                                            Title:

                                   KZH SHOSHONE LLC,

                                         by
                                            ---------------------------------
                                            Name:
                                            Title:

                                   KZH CNC LLC,

                                         by
                                                  /s/ Susan Lee
                                            ---------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent


                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LIMITED, NEW YORK BRANCH,

                                         by
                                            ---------------------------------
                                            Name:
                                            Title:


                                   PAM CAPITAL FUNDING LP,

                                         by
                                            ---------------------------------
                                            Name:
                                            Title:


                                   FLEET BUSINESS CREDIT CORPORATION,

                                         by
                                                  /s/ Mark Flamm
                                            ---------------------------------
                                            Name: Mark Flamm
                                            Title: Vice President


                                   TORONTO DOMINION (TEXAS), INC.,

                                         by
                                                  /s/ Anne Favoriti
                                            ---------------------------------
                                            Name: Anne Favoriti
                                            Title: Vice President


                                   GENERAL ELECTRIC CAPITAL CORP.,

                                         by
                                            ---------------------------------
                                            Name:
                                            Title:

                                   CONSECO FINANCE SERVICING CORP.,

                                         by
                                                  /s/ C.A. Gouskos
                                            ---------------------------------
                                            Name: C.A. Gouskos
                                            Title: Sr. Vice President


                                   AMSOUTH BANK,

                                         by
                                                  /s/ Kathleen F. Kerlinger
                                            ---------------------------------
                                            Name: Kathleen F. Kerlinger
                                            Title: Attorney-In-Fact

                                                               SIGNATURE PAGE TO
                                                                AMENDMENT NO. 6,
                                                                     DATED AS OF
                                                               December 20, 1999






To approve the Amendment:


Name of Institution          SPS Swaps
                    -------------------------------------------------

                    by

                             /s/ Anna Maria Beissel
                       -------------------------------------
                       Name: Anna Maria Beissel
                       Title: Vice President